Alloy Online, Inc. has omitted from this Exhibit 10.10 portions of the Agreement for which Alloy Online, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.


                                                                   EXHIBIT 10.10
TOP TIER E-SALES AGREEMENT FORM____________________________________


             Please complete and this Agreement Form and return to:
             Catalog City - Sales Dept.      Phone 888-846-4808
             510 Lighthouse Avenue           Fax   831-647-4888
             Pacific Grove, CA 93950


CATALOG CITY
     Please Print or Type
--------------------------------------------------------------------------------
Contact Name  JOAN ROSENSTOCK                     Phone (212) 714-2044
              ------------------------------            ------------------------

Merchant Name ALLOY DESIGNS, INC.                 Toll-Free (   )______________
              ------------------------------

Address ____________________________________           Fax (   )_______________

City ___________________________________ State_____ ZIP___________

Web Site (URL) http:// __________________________ E-mail______________________

Catalog Name ___________________Volume Name___________Expiration Date__________

Please indicate how we should send your CATALOG REQUESTS.  Choose One
     E-mail ______________________________   Fax (   )_______________________

Please send E-COMMERCE ORDERS to:   Contact MATT DIAMOND      Fax (212) 244-4317
                                            ------------           -------------


     Program Description
--------------------------------------------------------------------------------
     E-Sales Now! For Top Tier Accounts
     *    Free hosting for one (1) year*
     * [ ]*% commission on orders through Catalog City ([ ]*% on linked orders). Commission is based on net sales, less S&H
     * Any additional catalog volumes posted after Dec. 31, 1998, will incur a $[ ]*/page set-up fee.
     * Your complete catalog scanned (or electronic files) and placed on catalogcity.com, including catalog description and URL link
     * Each product enabled for purchase and linked to the Catalog City Shopping Cart and Gift Registry
     *    Free Catalog requests sent via e-mail or facsimile
     * If you are not satisfied at any time, we will disable the e-commerce capability, but will continue offering free catalog requests
     *    20 Free featured products to showcase your top-selling products

                              MUST SIGN UP BY 12/31/98, TO RECEIVE FREE HOSTING

     PLEASE SELECT PAYMENT METHOD
--------------------------------------------------------------------------------
     Billing Address/Contact same address as above? (circle one) (Y) N

Billing Contact__________________________________ Phone (   ) __________________
Billing Address__________________________________ Fax (   )   __________________

Billing City_________________ State___________  ZIP__________  Email____________

     PLEASE SIGN. SIGNATURE REQUIRED TO PROCESS.
--------------------------------------------------------------------------------
Your catalog and products will remain online for the term of this agreement, starting the first day your volume goes online ("online date"). The undersigned agrees to the terms presented on the attached Catalog City Merchant Agreement.

Signature ______________________  Merchant (Print Co. Name)  ALLOY DESIGNS, INC.
(Print Name)  MATT C. DIAMOND     Date 12/9/98               -------------------
            --------------------       -------

Catalog city Top Tier E-Sales Agreement 11/30/98